UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2024

CATCHA INVESTMENT CORP

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40061	98-1574476
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3 Raffles Place #06-01, Bharat Building, Singapore	048617
(Address of principal executive offices)	(Zip Code)

+65 6325-2788
Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares, par value $0.0001 per share	CHAA	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 20, 2024, Catcha Investment Corp (“Catcha”), a Cayman Islands exempted company limited by shares, entered into non-redemption agreements (the “Non-Redemption Agreements”) with one or more investors named therein (each, a “Backstop Investor”), each acting on behalf of certain funds, investors, entities or accounts that are managed, sponsored or advised by each such Backstop Investor or its affiliates. Pursuant to the Non-Redemption Agreements, the Backstop Investors agreed that, on or prior to closing of the Business Combination (defined below), the Backstop Investors will rescind or reverse their previous election to redeem an aggregate of up to approximately 800,000 Catcha ordinary shares (the “Backstop Shares”), which redemption requests were made in connection with Catcha’s extraordinary general meeting of shareholders held on June 12, 2024 and described in Item 5.07 of Catcha’s current report on Form 8-K filed with the SEC on June 17, 2024.

Upon consummation of the business combination by and among Catcha, Crown LNG Holdings Limited, CGT Merge II Limited and Crown LNG Holding AS and the transactions contemplated thereby (the “Business Combination”), Catcha shall pay or cause to be paid to each Backstop Investor a payment in respect of its respective Backstop Shares in cash released from Catcha’s trust account in an amount equal to the product of (x) the number of Backstop Shares and (y) $2.075, which is equal to (A) the price per share for a pro rata portion of the amount on deposit in the trust account as of June 10, 2024 (which was $11.575), less (B) $9.50.

Catcha may enter into other non-redemption agreements with substantially similar terms with other investors or shareholders of Catcha.

The foregoing description of the Non-Redemption Agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the Form of Non-Redemption Agreement, which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Form of Non-Redemption Agreement
104	The cover page to this Current Report on Form 8-K, formatted in inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CATCHA INVESTMENT CORP

By:	/s/ Patrick Grove
Name:	Patrick Grove
Title:	Chairman and Chief Executive Officer

Dated: June 20, 2024

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